                                                                 Exhibit 10(aaa)

                          TWENTY-FIRST AMENDMENT AND
                            MODIFICATION AGREEMENT

      TWENTY-FIRST AMENDMENT AND MODIFICATION AGREEMENT dated as of December 29, 1994 (this "Amendment") by and among STERLING SOFTWARE, INC., a Delaware corporation (the "Company"), the direct and indirect subsidiaries of the Company listed on the signature pages hereto (collectively, the "Sterling Subsidiaries"), THE FIRST NATIONAL BANK OF BOSTON AND BANK ONE, TEXAS, NATIONAL ASSOCIATION (collectively, the "Banks") and THE FIRST NATIONAL BANK OF BOSTON, as agent (the "Agent") for the Banks, amending certain provisions of an Amended and Restated Revolving Credit and Term Loan Agreement dated as of June 8, 1990 (as heretofore amended, the "Loan Agreement") by and among the Company, the Banks and the Agent. Terms not otherwise defined herein which are defined in the Loan Agreement shall have the respective meanings herein assigned to such terms in the Loan Agreement.

      WHEREAS, the Company has requested that the Agent and the Banks agree to amend certain provisions of the Loan Agreement and grant certain limited waivers;

      WHEREAS, upon the terms and subject to the conditions contained herein, the Agent and the Banks are willing to amend certain provisions of the Loan Agreement and to grant certain limited waivers;

      NOW, THEREFORE, in consideration of the mutual agreements contained in the Loan Agreement, the other Loan Documents and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged the parties hereto hereby agree as follows:

      (S)1.  AMENDMENT OF (S)1.1 OF THE LOAN AGREEMENT.  Section 1.1 of the Loan
             --------- -- ------ -- --- ---- ---------
Agreement is hereby amended by:

      (a) deleting the date "December 31, 1994" in the definition of "Conversion Date" and substituting in lieu thereof the date "March 31, 1995";

      (b) amending the definition of "KnowledgeWare Loan Agreements" by (i) deleting the text "approximately $5,000,000" in subsection (b) thereof and substituting in lieu thereof the text "up to $10,000,000" and (ii) deleting the text "approximately $10,000,000" in subsection (c) thereof and substituting in lieu thereof the text "up to $5,000,000";

      (c) amending the definition of "KnowledgeWare Notes" by (i) deleting the text "approximately $10,000,000" in subsection (c) thereof and substituting in lieu thereof the text "up to $5,000,000" and (ii) deleting the text "approximately $5,000,000" in subsection (d) thereof and substituting in lieu thereof the text "up to $10,000,000";

      (d) deleting the words "Sterling Check" from the definition of Dormant Subsidiaries;

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                                      -2-



      (e) deleting the definitions of "Sterling Check" and "Sterling Distribution" in their entirety; and

      (f) deleting the words "Sterling Check" from the definition of "Sterling Subsidiaries" .

      (S)2.  AMENDMENT OF (S)3.1 OF THE LOAN AGREEMENT.  Section 3.1 of the Loan
             --------- -- ------ -- --- ---- ---------
Agreement is hereby amended by deleting the text "shall be payable in eight equal (as nearly as may be) consecutive quarterly installments" and substituting in lieu thereof the text "shall be payable in seven equal (as nearly as may be) consecutive quarterly installments".

      (S)3.  LIMITED WAIVER OF (S)8.2 OF THE LOAN AGREEMENT.  The Company has
             ------- ------ -- ------ -- --- ---- ---------
informed the Agent and the Banks of the dissolution of Sterling Check Liquidation, Inc. ("Sterling Check") and has requested that, effective as of September 8, 1994, the Agent and the Banks waive the requirements of (S)8.2 of the Loan Agreement with respect to the continued existence of Sterling Check. Subject to all of the conditions of the Loan Agreement and this Amendment, each of the Agent and the Banks hereby waives the provisions of (S)8.2 of the Loan Agreement, solely to the extent necessary to permit the dissolution of Sterling Check.

      (S)4.  LIMITED WAIVER OF (S)8.20 OF THE LOAN AGREEMENT.  In connection
             ------- ------ -- ------- -- --- ---- ---------
with the prior merger of KnowledgeWare and SSI Corporation, a Georgia corporation (the "Acquisition Subsidiary"), the Company has requested that the Agent and the Banks continue to waive the covenants set forth in (S)8.20 of the Loan Agreement, solely with respect to KnowledgeWare and the KnowledgeWare Subsidiaries. Subject to all conditions of the Loan Agreement and this Amendment, each of the Agent and the Banks hereby waives the provisions of
(S)8.20 of the Loan Agreement which (a) require that the Company pledge to the Agent for the benefit of the Banks the issued and outstanding capital stock of KnowledgeWare, and of KnowledgeWare's wholly owned Subsidiaries, (b) require KnowledgeWare and any of its wholly owned Subsidiaries to grant to the Agent for the benefit of the Banks a first perfected priority security interest in the items or types of collateral described in the Security Agreement, and (c) require that KnowledgeWare and any of its wholly owned Subsidiaries become a party to and guarantor obligated under the Guaranty; provided, however, that the
                                                     --------  -------
waivers contained in clauses (a), (b) and (c) above shall only be effective until March 31, 1995 and that the security interest granted in the items or types of collateral described in the Security Agreement following March 31, 1995 shall be subject only to the liens and security interests in favor of the Company and described in (S)9.2(p) of the Loan Agreement.

      (S)5.  LIMITED WAIVER OF (S)2(A) OF THE ASSIGNMENT AGREEMENT.  In
             ------- ------ -- ------- -- --- ---------- ---------
connection with the prior merger of KnowledgeWare and the Acquisition Subsidiary, the Company has requested that the Agent and the Banks continue to waive the requirements of (S)2(a) of the Assignment Agreement with respect to the assignment of (a) the Amended and Restated Term Note dated as of November 30, 1994 executed by KnowledgeWare in favor of the Company in the original principal amount of $6,000,000, (b) the Amended and Restated Revolving Note dated as of November 30, 1994 executed by KnowledgeWare in favor of the Company in the original principal amount of $22,000,000, (c) the Term Note dated as of November 30, 1994 executed by KnowledgeWare in favor of the Company in the original principal amount of up to $5,000,000 and (d) the Revolving

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                                      -3-

Credit Note dated as of November 30, 1994 executed by KnowledgeWare in favor of the Company in the original principal amount of up to $10,000,000 (collectively, the "KnowledgeWare Notes"), collectively evidencing, in the case of (a), (b),
(c) and (d) above, up to $38,000,000 of Intercompany Indebtedness of KnowledgeWare to the Company under the KnowledgeWare Loan Agreements and in the case of (c) and (d), up to $10,000,000 of Intercompany Indebtedness of KnowledgeWare to the Company under the loan agreements referenced in subsections
(b) and (c) of the definition of KnowledgeWare Loan Agreements. Subject to all conditions of the Loan Documents and this Amendment and solely to the limited extent provided herein, each of the Agent and the Banks hereby waives, until March 31, 1995, the requirement of (S)2(a) of the Assignment Agreement that the Company pledge, endorse and deliver to the Agent the KnowledgeWare Notes.

      (S)6.  CONSENT TO CERTAIN TRANSACTIONS.  The Company has advised the Agent
             ------- -- ------- ------------
and the Banks that (a) Sterling Software (North America) has entered into an arrangement (the "Furniture Transaction") with USL Capital Corporation ("USL") pursuant to which (i) USL will purchase up to $2,200,000 of new Henry Miller Systems office furniture (the "Furniture") which has been delivered to Sterling Software (North America) and upon which Sterling Software (North America) has placed an initial deposit, (ii) USL will reimburse Sterling Software (North America) for such deposit and (iii) USL will lease for an initial term of sixty
(60) months the Furniture to Sterling Software (North America) pursuant to the terms of an operating lease; and (b) the Company is contemplating the disposition (the "Software Transaction") of certain computer software known as Vector:Bankdata (the "Software") to Thomson Financial Publishing, Inc. ("Thomson") for a net cash purchase price of approximately $200,000 and the assumption by Thomson of certain liabilities of the Company pursuant to the terms and conditions of a letter dated as of November 7, 1994 between Thomson and the Company and attached hereto as Exhibit A (such letter, as modified by
                                       ------- -
the additional letter attached hereto as Exhibit A-1 is hereinafter referred to
                                         ------- ---
as the "Letter of Intent"). Subject to the terms and conditions set forth herein, the Agent and the Banks hereby (x) consent to the Furniture Transaction and the Software Transaction (the "Transactions"), but solely to the extent that: the Transactions close on or before, January 15, 1996, the Furniture Transaction includes the disposition (if any) of only the "Furniture" and the Software Transaction includes the disposition of only the Software, the purchase price (to Sterling Software (North America) or USL, as applicable) of the Furniture does not exceed $2,200,000 and the net cash proceeds of the Software is not less than $190,000, and the terms and conditions of the Transactions are as set forth in this (S)6 and in the Letter of Intent attached hereto as Exhibit
                                                                         -------
A and Exhibit A-1 and (y) release the security interest of the Agent on behalf
- -     ------- ---
of the Banks in and to the Software. The Agent and the Banks hereby agree to provide, at the Company's expense and as promptly as practicable following the closing of the Software Transaction, such UCC-3 partial releases as Thomson may reasonably request in order to effect the release of the Agent's security interest in the Software.

      (S)7.  CONDITIONS TO EFFECTIVENESS.  This Amendment shall be deemed to be
             ---------- -- -------------
effective as of September 8, 1994 with respect to (S)3 above and otherwise as of December 21, 1994 (the "Effective Date") upon the satisfaction of the conditions precedent that, on or before December 23, 1994, the Agent shall have received
(a) facsimile copies of original counterparts (to be followed promptly by original counterparts) of this Amendment, executed by each of the Company, the Sterling Subsidiaries, the Banks and the Agent and (b) fully executed copies of the letters comprising the Letter of Intent.

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                                      -4-

      (S)8.  REPRESENTATION AND WARRANTIES; NO DEFAULT; AUTHORIZATION.  Each of
             -------------- --- ----------  -- -------  -------------
the Company and the Sterling Subsidiaries hereby represents and warrants to each of the Agent and the Banks as follows:

      (a) Each of the representations and warranties of the Company and the Sterling Subsidiaries contained in the Loan Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Loan Agreement, the other Loan Documents or this Amendment was true as of the date as of which it was made and is true as and at the date of this Amendment, and no Default or Event of Default has occurred and is continuing as of the date of this Amendment; and

      (b) This Amendment has been duly authorized, executed and delivered by the Company and each of the Sterling Subsidiaries and shall be in full force and effect upon the satisfaction of the conditions set forth in (S)7 hereof, and the agreements of the Company and each of the Sterling Subsidiaries party hereto contained herein, in the Loan Agreement, as amended, and the other Loan Documents, as amended, respectively constitute the legal, valid and binding obligations of the Company and each of the Sterling Subsidiaries party hereto, enforceable against the Company or such Sterling Subsidiary in accordance with their respective terms.

      (S)9.  RATIFICATION ETC.  Except as expressly amended hereby, the Loan
             ------------ ---
Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. All references in the Loan Agreement or such other Loan Documents or in any related agreement or instrument to the Loan Agreement or such other Loan Documents shall hereafter refer to such agreements as amended hereby and as previously amended, if previously amended, pursuant to the provisions of the Loan Agreement.

    (S)10.  NO IMPLIED WAIVER, ETC.  Except as expressly provided herein,
            -- ------- ------  ---
nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligations of the Company or any right of the Agent or the Banks consequent thereon. The waivers and consents provided herein are limited strictly to their terms. Neither the Agent nor any of the Banks shall have any obligation to issue any further waiver or consent with respect to the subject matter hereof or any other matter.


     (S)10. COUNTERPARTS.  This Amendment may be executed in one or more
            ------------
counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

     (S)11. GOVERNING LAW.  THIS AMENDMENT SHALL FOR ALL PURPOSES BE GOVERNED
            --------- ---
BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICTS OF LAW).

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                                      -5-

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a document under seal as of the date first above written.

                                    THE FIRST NATIONAL BANK OF BOSTON,
                                    Individually and as Agent


                                    By:/s/ Elizabeth Passela
                                       --------------------------------------
                                       Title:  Director

                                    BANK ONE, TEXAS, NATIONAL ASSOCIATION


                                    By:/s/ William Little
                                       --------------------------------------
                                       Title:  V.P.

                                    STERLING SOFTWARE, INC.


                                    By:/s/ Richard Connelly
                                       --------------------------------------
                                       Title:  V.P., Controller

Each of the undersigned hereby acknowledges the foregoing Amendment as of September 8, 1994 with respect to (S)3 above and otherwise as of the Effective Date and agrees that its obligations under the Guaranty will extend to the Loan Agreement, as so amended, and the other Loan Documents, as so amended.

                                    STERLING SOFTWARE (MIDWEST), INC.
                                   (formerly Creative Data Systems, Inc.)


                                    By:/s/ Richard Connelly
                                       --------------------------------------
                                      Title:  Assistant Treasurer

                                      STERLING SOFTWARE
                                      (NORTHERN AMERICA), INC.
                                       (formerly Directions, Inc.)


                                       By:/s/ Richard Connelly
                                          -----------------------------------
                                         Title:  Assistant Treasurer


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                                      -6-

                                    STERLING SOFTWARE
                                    (UNITED STATES), INC.
                                    (formerly Zanthe, Inc. Dylakor, Inc.
                                    and Answer Systems, Inc.


                                    By:/s/ Richard Connelly
                                       ----------------------------------
                                       Title:  Assistant Treasurer

                                    STERLING SOFTWARE (AMERICA), INC.
                                    (formerly Ordernet Services, Inc.)


                                    By:/s/ Richard Connelly
                                       ----------------------------------
                                       Title:  Assistant Treasurer

                                    STERLING SOFTWARE (U.S.A.), INC.
                                    (formerly Systems Software Marketing,
                                    Inc. and Software Laboratories, Inc.)


                                    By:/s/ Richard Connelly
                                       ----------------------------------
                                       Title:  Assistant Treasurer


                                    STERLING SOFTWARE (US), INC.
                                    (formerly known as Sterling
                                    Federal Systems, Inc.
                                    and Sterling IMD, Inc.)


                                       By:/s/ Richard Connelly
                                          -------------------------------
                                       Title:  Assistant Treasurer

                                    SYSTEMS CENTER, INC.
                                    (formerly Sterling Software, Inc.
                                    a Wyoming corporation)


                                       By:/s/ Richard Connelly
                                          -------------------------------
                                       Title:  Assistant Treasurer

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                                      -7-

                                    STERLING SOFTWARE LEASING COMPANY


                                    By:/s/ Richard Connelly
                                       -----------------------------------
                                       Title:  Assistant Treasurer

                                    STERLING SOFTWARE
                                    INTERNATIONAL, INC.


                                    By:/s/ Richard Connelly
                                       -----------------------------------
                                       Title:  Assistant Treasurer

                                    STERLING ZEROONE, INC.


                                    By:/s/ Richard Connelly
                                       -----------------------------------
                                       Title:  Assistant Treasurer

                                    ZEROONE SYSTEMS, INC.


                                    By:/s/ Richard Connelly
                                       -----------------------------------
                                       Title:  Assistant Treasurer

                                    STERLING SOFTWARE (UNITED STATES
                                    OF AMERICA), INC.


                                    By:/s/ Richard Connelly
                                       -----------------------------------
                                       Title:  Assistant Treasurer

                                    STERLING SOFTWARE
                                    (NORTH AMERICA), INC.


                                    By:/s/ Richard Connelly
                                       -----------------------------------
                                       Title:  Assistant Treasurer

                                    STERLING SOFTWARE
                                    (U.S. OF AMERICA), INC.


                                    By:/s/ Richard Connelly
                                       -----------------------------------
                                        Title:  Assistant Treasurer